SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported): June 11, 1996


                              PRIME CELLULAR, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                       0-18700                  13-3570672
(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)


100 First Stamford Place, Stamford, Connecticut                   06902
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code: (203) 327-3620


     ---------------------------------------------------------------------
           Former name or former address, if changed since last report

Item 7.  Financial Statements and Exhibits

     The following financial statements and pro forma financial information omitted from Form 8-K, dated June 11, 1996, in reliance upon instructions 7(a)(4) and 7(b)(2) of Form 8-K, are filed herewith.

     (a). Financial Statements of Business Acquired.

          Financial Statements of Bern Communication, Inc. as of May 31, 1996.

          (i)        Balance Sheets
          (ii)       Statements of Operations
          (iii)      Statements of Stockholders' Deficit
          (iv)       Statements of Cash Flows
          (v)        Notes to Financial Statements

     (b). Pro Forma Financial Information.

     Unaudited Pro Forma Condensed Consolidated Financial Statements for Prime Cellular, Inc.

          (i)        Introduction
          (ii)       Balance Sheet as of May 31, 1996
          (iii)      Statement of Operations for the year ended May
                     31, 1996
          (iv)       Notes to Pro Forma Condensed Consolidated
                     Financial Statements

     (c). Exhibits.

          Reference is made to the Exhibits previously filed with the Securities and Exchange Commission as Exhibits to the Company's Report on Form 8-K, dated June 11, 1996.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.


                                        PRIME CELLULAR, INC.


                                        By:  /s/Joseph K. Pagano
                                             ----------------------------
                                             Joseph K. Pagano, President

Date:  August 26, 1996

                                                            Prime Cellular, Inc.

                                                   Index to Financial Statements

================================================================================

Bern Communications, Inc.
(formerly Bern Associates, Inc.) Financial Statements:

  Report of Independent Certified Public Accountants                       F-2
  Balance sheets                                                           F-3
  Statements of operations                                                 F-4
  Statements of stockholders' deficit                                      F-5
  Statements of cash flows                                                 F-6
  Notes to financial statements                                       F-7-F-11



Prime Cellular, Inc. Pro Forma Condensed Consolidated
  Financial Statements - Unaudited:

  Introduction                                                            F-12
  Balance sheet as of May 31, 1996                                        F-13
  Statement of operations for the year ended May 31, 1996                 F-14
  Notes to pro forma condensed consolidated                               F-15
    financial statements

Report of Independent Certified Public Accountants


Board of Directors and Stockholders
Bern Communications, Inc.
Teaneck, New Jersey

We have audited the accompanying balance sheets of Bern Communications, Inc. (formerly Bern Associates, Inc.) as of May 31, 1996 and 1995, and the related statements of operations, stockholders' deficit, and cash flows for the year ended May 31, 1996 and the period February 22, 1995 (inception) to May 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bern Communications, Inc. (formerly Bern Associates, Inc.) at May 31, 1996 and 1995 and the results of its operations and its cash flows for the year ended May 31, 1996 and the period February 22, 1995 (inception) to May 31, 1995, in conformity with generally accepted accounting principles.

The financial statements referred to above have been prepared assuming that the Company will continue as a going concern. The Company has suffered losses since inception and has a net working capital deficit and a capital deficit. These conditions raise substantial doubt as to the Company's ability to continue as a going concern. Management's plan in regard to these matters is described in Note
1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



                                            BDO Seidman, LLP


August 14, 1996

                                                       Bern Communications, Inc.
                                                (Formerly Bern Associates, Inc.)

                                                                  Balance Sheets

=================================================================================================
May 31,                                                                     1996             1995
- -------------------------------------------------------------------------------------------------
Assets
Current:
  Cash and cash equivalents                                          $   184,684      $    11,324
  Accounts receivable, net of allowance for doubtful accounts of
     $15,000                                                             294,196               --
  Inventory                                                              268,707               --
  Prepaid expenses                                                        10,746               --
  Stock subscription receivable                                               --           10,000
  Due from officers                                                          390              550
- -------------------------------------------------------------------------------------------------
          Total current assets                                           758,723           21,874
Property and equipment, net of accumulated depreciation                  119,153               --
Other                                                                      3,432              489
- -------------------------------------------------------------------------------------------------
          Total assets                                               $   881,308      $    22,363
=================================================================================================
Liabilities and Stockholders' Deficit
Current:
  Accounts payable                                                   $   434,464      $        --
  Accrued expenses                                                       180,561           28,125
  Due to officers                                                         76,561            2,776
  Note payable related party                                             500,000               --
- -------------------------------------------------------------------------------------------------
          Total current liabilities                                    1,191,586           30,901
- -------------------------------------------------------------------------------------------------
Commitments and contingencies
Stockholders' Deficit
  Common stock, $.01 par value, 1,000 shares authorized, 400
    shares issued and outstanding                                              4                4
  Additional paid-in capital                                              32,260           32,260
  Accumulated deficit                                                   (342,542)         (18,542)
  Unearned compensation                                                       --          (22,260)
- -------------------------------------------------------------------------------------------------
          Total stockholders' deficit                                   (310,278)          (8,538)
- -------------------------------------------------------------------------------------------------
                                                                     $   881,308      $    22,363
=================================================================================================

                                 See accompanying notes to financial statements.

                                                       Bern Communications, Inc.
                                                (Formerly Bern Associates, Inc.)

                                                        Statements of Operations

================================================================================
                                                                For the Period
                                                               February 22, 1995
                                          For the Year Ended    (inception) to
                                              May 31, 1996       May 31, 1995
- --------------------------------------------------------------------------------
Revenues:
  Equipment                                    $1,767,737         $      --
  Service                                         563,437            12,000
- --------------------------------------------------------------------------------
          Total revenues                        2,331,174            12,000
- --------------------------------------------------------------------------------
Cost of revenues:
  Equipment                                     1,567,436                --
  Service                                         600,828            21,094
- --------------------------------------------------------------------------------
          Total cost of revenues                2,168,264            21,094
- --------------------------------------------------------------------------------
          Gross profit (loss)                     162,910            (9,094)
- --------------------------------------------------------------------------------
Expenses:
  General and administrative                      486,910             9,448
- --------------------------------------------------------------------------------
Net loss                                       $ (324,000)        $ (18,542)
================================================================================
Loss per share of common stock                 $  (810.00)        $  (46.36)
================================================================================
Weighted average common shares outstanding            400               400
================================================================================

                                 See accompanying notes to financial statements.

                                                       Bern Communications, Inc.
                                                (Formerly Bern Associates, Inc.)

                                             Statements of Stockholders' Deficit

====================================================================================================================================
                                                     Common Stock           Additional
                                                  -------------------        Paid-in      Accumulated      Unearned
                                                  Shares     Amount          Capital        Deficit      Compensation       Total
- ------------------------------------------------------------------------------------------------------------------------------------
Contribution of capital                            400      $  4           $  32,260      $      --       $ (22,260)      $  10,004
Net loss for the period
  February 22, 1995 (inception)
  to May 31, 1995                                   --        --                  --        (18,542)             --         (18,542)
- --------------------------------------------------------------------------------------------------------------------------------
Balance at May 31, 1995                            400         4              32,260        (18,542)        (22,260)         (8,538)
Satisfaction of stock subscriptions
  receivable                                        --        --                  --             --          22,260          22,260
Net loss for the year ended
  May 31, 1996                                      --        --                  --       (324,000)             --        (324,000)
- --------------------------------------------------------------------------------------------------------------------------------
Balance at May 31, 1996                            400      $  4           $  32,260      $(342,542)      $      --       $(310,278)
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                                       Bern Communications, Inc.
                                                (Formerly Bern Associates, Inc.)

                                                        Statements of Cash Flows
                                Increase (Decrease) in Cash and Cash Equivalents

========================================================================================================================
                                                                                                      For the Period
                                                                                   For the Year      February 22, 1995
                                                                                   Ended May 31,      (inception) to
                                                                                       1996            May 31, 1995
- ------------------------------------------------------------------------------------------------------------------------
Cash flows from operating activities:
  Net loss                                                                           $(324,000)         $ (18,542)
- ------------------------------------------------------------------------------------------------------------------------
  Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
  Depreciation and amortization                                                         12,240                 --
  Compensation recognized in satisfaction of stock subscription
    receivable                                                                          22,260                 --
  Reserve for doubtful accounts                                                         15,000                 --
  Changes in operating assets and liabilities:
    Accounts receivable                                                               (309,196)                --
    Inventory                                                                         (268,707)                --
    Prepaid expenses                                                                   (10,746)                --
    Due from officers                                                                      160               (550)
    Other assets                                                                        (3,000)              (489)
    Due to officers                                                                     73,785              2,776
    Accounts payable and accrued expenses                                              586,900             28,125
- ------------------------------------------------------------------------------------------------------------------------
          Total adjustments                                                            118,696             29,862
- ------------------------------------------------------------------------------------------------------------------------
          Net cash provided by (used in) operating activities                         (205,304)            11,320
- ------------------------------------------------------------------------------------------------------------------------
Cash flows from investing activities:
  Purchase of property and equipment                                                  (131,336)                --
- ------------------------------------------------------------------------------------------------------------------------
Cash flows from financing activities:
  Proceeds from issuance of common stock                                                    --                  4
  Proceeds from stock subscriptions receivable                                          10,000                 --
  Proceeds from note payable related party                                             500,000                 --
- ------------------------------------------------------------------------------------------------------------------------
          Net cash provided by financing activities                                    510,000                  4
- ------------------------------------------------------------------------------------------------------------------------
Net increase in cash and cash equivalents                                              173,360             11,324
Cash and cash equivalents, beginning of period                                          11,324                 --
- ------------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents, end of period                                             $ 184,684          $  11,324
========================================================================================================================

                                 See accompanying notes to financial statements.

                                                       Bern Communications, Inc.
                                                (Formerly Bern Associates, Inc.)

                                                   Notes to Financial Statements

================================================================================

1.   Organization and         Bern    Communications,    Inc.   (formerly   Bern
     Business Operations      Associates, Inc.) (the "Company") was incorporated
                              in  New  Jersey  on  February  22,  1995  to  sell
                              computer   equipment   and  provide   services  to
                              telephone companies providing internet services throughout the United States.

                              The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has suffered losses since inception and has a net working capital deficit and a capital deficit. As a result, these matters raise substantial doubt as to the Company's ability to continue as a going concern. As discussed in Note 10, the Company entered into a merger agreement with Prime Cellular, Inc. which had approximately $5,900,000 of cash and investments at May 31, 1996. In connection with the merger, Prime Cellular, Inc. is investigating possible breaches of certain representations and warranties of the Company's stockholders in connection with the merger and otherwise. The ultimate outcome of this investigation is currently not determinable. The financial statements do not include any adjustments that might result should the Company be unable to continue as a going concern.



2.   Significant Accounting   (a)  Inventories
     Policies

                                   Inventories, consisting of computer equipment, are stated at the lower of cost or market. Cost is determined using the first-in, first-out (FIFO) method.

                              (b)  Property,     Equipment,    Depreciation  and
                                   Amortization

                                   Property and equipment are stated at cost. Depreciation and amortization are computed over the estimated useful lives of the assets using the straight-line method for financial reporting and by statutory methods for income tax purposes.

                              (c)  Cash and Cash Equivalents

                                   For purposes of the statement of cash flows, the company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

                              (d)  Revenue Recognition

                                   Equipment revenue is recognized upon delivery to and acceptance by the customer. Service revenue consists of consulting and help desk revenue. Consulting revenue is recognized ratably over the applicable period. Help desk revenue is recognized as earned on a monthly basis.

                                                       Bern Communications, Inc.
                                                (Formerly Bern Associates, Inc.)

                                                   Notes to Financial Statements

================================================================================

                              (e)   Credit Risk

                                    Financial   instruments   which  potentially
                                    subject  the  Company to  concentrations  of
                                    credit risk consist principally of temporary
                                    cash    investments   and   trade   accounts
                                    receivable with companies  primarily located
                                    in the United  States.  The  Company's  cash
                                    investments  are  placed  with  high  credit
                                    quality   financial   institutions  and  may
                                    exceed  the   amount  of   federal   deposit
                                    insurance.  The Company reviews a customer's
                                    credit history before extending credit.  The
                                    Company   establishes   an   allowance   for
                                    possible losses based on factors surrounding
                                    the  credit  risk  of  specific   customers,
                                    historical trends and other information.

                              (f)   Income Taxes

                                    Deferred income taxes, when applicable,  are
                                    provided   on   differences    between   the
                                    financial  reporting  and income taxes bases
                                    of  assets   and   liabilities   based  upon
                                    statutory   tax  rates  enacted  for  future
                                    periods.

                              (g)   Stock-Based Compensation

                                    In  October   1995,   Financial   Accounting
                                    Standards   Board   issued   Statements   of
                                    Financial  Accounting Standards ("SFAS") No.
                                    123,    "Accounting    for    Stock    Based
                                    Compensation."  SFAS No. 123  establishes  a
                                    fair  value   method  for   accounting   for
                                    stock-based    compensation   plans   either
                                    through   recognition  or  disclosure.   The
                                    Company will adopt the employee  stock based
                                    compensation  provisions  of SFAS No. 123 by
                                    disclosing  the pro forma net income and pro
                                    forma net income per share amounts  assuming
                                    the fair  value  method as of June 1,  1996.
                                    The  adoption  of  this  standard  will  not
                                    impact the Company's  results of operations,
                                    financial  position  or  cash  flows.  Stock
                                    arrangements    with    non-employees,    if
                                    applicable, will be recorded at fair value.

                              (h)   Use of Estimates

                                    In preparing  the  financial  statements  in
                                    conformity    with    generally     accepted
                                    accounting    principles,    management   is
                                    required to make  estimates and  assumptions
                                    that affect the  reported  amounts of assets
                                    and   liabilities   and  the  disclosure  of
                                    contingent  assets  and  liabilities  at the
                                    date  of  the  financial   statements,   and
                                    revenues and expenses during the reporting period. Actual results could differ from those estimates.

                                                       Bern Communications, Inc.
                                                (Formerly Bern Associates, Inc.)

                                                   Notes to Financial Statements

================================================================================

                              (i)   Financial Instruments

                                    The    carrying    amounts   of    financial
                                    instruments    including   cash   and   cash
                                    equivalents,  accounts receivable,  due from
                                    officers,  accounts payable, due to officers
                                    and note payable related party  approximated
                                    fair value at May 31, 1996 and 1995, because
                                    of  relatively   short   maturity  of  these
                                    instruments.


3.   Property and             Major classes of property and equipment consist of
     Equipment                the following:

                              May 31,                     Lives             1996
                             ---------------------------------------------------
                              Computer equipment       5 years          $130,827
                              Furniture and fixtures   5 years               509
                             ---------------------------------------------------
                                                                         131,336
                              Less accumulated depreciation               12,183
                             ---------------------------------------------------
                                                                        $119,153
                             ===================================================


4.   Note Payable Related     On  May  15,  1996,  the  Company  entered  into a
     Party                    revolving  credit note with Prime  Cellular,  Inc.
                              (See Note 10) in the amount of $1,000,000 and is payable on demand. At May 31, 1996, the Company had outstanding $500,000 under the note with interest at the prime rate, 8%.


5.   Capital Transactions     During the period ended May 31, 1995,  the Company
                              issued 400 shares of capital stock at $80.65 per share in exchange for $10,004 cash and unearned compensation of $22,260. During the year ended May
                              31, 1996, the Company received cash of $10,000 and recognized compensation expense of $22,260 in satisfaction of the capital contribution.

                              On June 11, 1996, the Company entered into a merger agreement with Prime Cellular, Inc. wherein all the capital stock of the Company was exchanged for a certain number of shares of common stock of Prime Cellular, Inc. (See Note 10).

                                                       Bern Communications, Inc.
                                                (Formerly Bern Associates, Inc.)

                                                   Notes to Financial Statements

================================================================================


6.   Commitments and          (a)   The  Company  rents  office  space  under an
     Contingencies                  operating lease expiring on August 31, 1996.
                                    The lease calls for monthly payments of $1,000.

                                    Rent expense was $12,000 and none for the year ended May 31, 1996 and the period February 22, 1995 to May 31, 1995.

                              (b) The Company has entered into employment agreements with six officers of the Company which expire through August 1998. The agreements provide for minimum aggregate annual base salaries of $735,000. In conjunction with the merger agreement with Prime Cellular, Inc. (See Note 10), five of these employees agreed to rescind their rights to the unpaid salaries under the employment agreements through May 15, 1996. Compensation relating to these individuals under the employment agreements and other arrangements amounted to $180,500 and $26,700 for the year ended May 31, 1996 and the period February 22, 1995 to May 31, 1995, respectively. At May 31, 1996, amounts due to and due from officers of $76,561 and $390 represents short-term non-interest bearing advances.


7.   Major Customers          One customer  accounted  for 86% of total  revenue
                              for the year ended May 31, 1996. One customer accounted for the total revenue for the period ended May 31, 1995.


8.   Taxes on Income          As of May 31, 1996 and 1995, the Company had gross
                              deferred tax assets of approximately  $110,000 and
                              $5,000,  respectively.  A valuation  allowance has
                              been   recognized  for  the  entire  deferred  tax
                              assets. Deferred income taxes result primarily from the net operating loss carryforwards. As of May 31, 1996, the Company had net operating loss carryforwards of approximately $320,000 which can be used to offset future taxable income through 2011.

                                                       Bern Communications, Inc.
                                                (Formerly Bern Associates, Inc.)

                                                   Notes to Financial Statements

================================================================================


9.   Supplemental Cash        Supplemental   non-cash   investing  and financing
     Flow Information         activity was as follows:

                                                                                                  For the period
                                                                                                   February 22,
                                                                                                       1995
                                                                                 For the year      (inception)
                                                                                    ended           to May 31,
                                                                                 May 31, 1996          1995
                              -----------------------------------------------------------------------------------
                              Capital stock issued for stock subscription
                              receivable and unearned compensation                  $    --             $32,260
                              ===================================================================================


10.  Subsequent Events        On June 11, 1996, Bern  Associates,  Inc.  entered
                              into a merger agreement with Prime Cellular,  Inc.
                              ("Prime").   Under  the   agreement   all  of  the
                              outstanding  shares of the Company's  common stock
                              were exchanged for 4,100,000 shares of Prime. Bern
                              Associates,   Inc.   merged   with   an   inactive
                              subsidiary  of Prime  Cellular,  Inc.,  which  was
                              formed to complete  the merger and  simultaneously
                              Bern  Associates,  Inc.  changed  its name to Bern
                              Communications,  Inc. ("Bern"). In connection with
                              the  merger,   Prime  is  investigating   possible
                              breaches of certain representations and warranties
                              of Bern stockholders in connection with the merger
                              and otherwise.  In the event Prime  concludes that
                              such  breaches  have  occurred  Prime  may seek to
                              reduce  the  consideration  paid in the  merger or
                              pursue other remedies available to it including an
                              action  for  damages,   rescission   or  equitable
                              relief.

                              In July 1996, a stockholder, who is a former officer of the Company, has attempted to serve a summons on the Company seeking the release of the shares received by the stockholder upon the merger of the Company with Prime Cellular, Inc. or alternatively, claiming damages of $2,500,000. The Company has demanded a complaint which has not yet been served. The Company's management believes the claims lack merit and that the Company has counterclaims against the former officer.

Prime Cellular, Inc. Unaudited Pro Forma Condensed
  Consolidated Financial Statements


Introduction

The following unaudited pro forma condensed consolidated balance sheet as of May 31, 1996, and the unaudited pro forma condensed consolidated statement of operations for the year ended May 31, 1996 reflect the pro forma condensed consolidated financial statements of Prime Cellular, Inc. giving effect to the pro forma adjustments described herein as though the merger with Bern Communications, Inc. (formerly Bern Associates, Inc.) dated June 11, 1996, had been consummated at May 31, 1996 for the condensed consolidated balance sheet and at June 1, 1995 for the condensed consolidated statement of operations.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the notes thereto and with the historical financial statements of Prime Cellular, Inc., as filed in its annual report on form 10-K and Bern Communications, Inc. (formerly Bern Associates, Inc.) included elsewhere herein. See "Index to Financial Statements". The unaudited pro forma condensed consolidated statement of operations is not necessarily indicative of operating results that would have been achieved had the merger actually been consummated at June 1, 1995 and should not be construed as indicative of future operations.

Under the  terms of the  merger  agreement,  Prime  Cellular,  Inc.  will  issue
4,100,000 shares of its common stock in exchange for all of the outstanding shares of common stock of Bern Communications, Inc. (formerly Bern Associates, Inc.). The transaction is being accounted for as a reverse acquisition whereby Bern Communications, Inc. (formerly Bern Associates, Inc.) is the acquirer for accounting purposes.

                                                            Prime Cellular, Inc.

                                  Pro Forma Condensed Consolidated Balance Sheet
                                                                     (Unaudited)

====================================================================================================================================
                                                                                Bern
                                                          Prime              Commmuni-
                                                        Cellular,             cations,
May 31, 1996                                              Inc.                   Inc.               Adjustments          Pro forma
- ------------------------------------------------------------------------------------------------------------------------------------
Assets
Current:
   Cash and cash equivalents                           $  960,223             $  184,684              $      --         $ 1,144,907
   Investments                                          4,958,796                     --                     --           4,958,796
   Accounts receivables                                        --                294,196                     --             294,196
   Inventory                                                   --                268,707                     --             268,707
   Notes and other receivables                            512,885                 11,136           [2] (500,000)             24,021
- ------------------------------------------------------------------------------------------------------------------------------------
                                                        6,431,904                758,723               (500,000)          6,690,627
Property and equipment, net                                    --                119,153                     --             119,153
Other assets                                                   --                  3,432                     --               3,432
- ------------------------------------------------------------------------------------------------------------------------------------
                                                       $6,431,904             $  881,308              $(500,000)         $6,813,212
====================================================================================================================================
Liabilities and Stockholders'
   Equity (Deficit)
Current:
   Accounts payable and accrued expenses               $   32,643             $  615,025              $      --          $  647,668
   Notes payable                                               --                500,000           [2] (500,000)                 --
   Due to officers                                             --                 76,561                     --              76,561
- ------------------------------------------------------------------------------------------------------------------------------------
              Total current liabilities                    32,643              1,191,586               (500,000)            724,229
- ------------------------------------------------------------------------------------------------------------------------------------
Stockholders' equity (deficit):
   Common stock                                            43,000                      4           [1]       (4)             84,000
                                                                                                   [1]   41,000
   Additional paid-in capital                           6,401,005                 32,260           [1]  (32,260)          6,347,525
                                                                                                   [1]  (53,480)
   Accumulated deficit                                    (44,744)              (342,542)          [1]   44,744            (342,542)
- ------------------------------------------------------------------------------------------------------------------------------------
                                                        6,399,261               (310,278)                    --           6,088,983
- ------------------------------------------------------------------------------------------------------------------------------------
                                                       $6,431,904             $  881,308              $(500,000)         $6,813,212
====================================================================================================================================

See accompanying notes to pro Forma condensed consolidated financial statements.

                                                            Prime Cellular, Inc.

                        Pro Forma Condensed Consolidated Statement of Operations
                                                                     (Unaudited)

====================================================================================================================================
                                                                             Bern
                                                          Prime             Communi-
                                                        Cellular,           cations
 Year ended May 31, 1996                                  Inc.                Inc.               Adjustments            Pro forma
- ------------------------------------------------------------------------------------------------------------------------------------
Revenues                                                $     --           $2,331,174             $     --             $2,331,174
Interest income                                          358,865                   --                   --                358,865
- ------------------------------------------------------------------------------------------------------------------------------------
              Total revenue                              358,865            2,331,174                   --              2,690,039
- ------------------------------------------------------------------------------------------------------------------------------------
Expenses:
   Cost of sales                                              --            2,168,264                   --              2,168,264
   Selling, general and administrative                   378,645              486,910                   --                865,555
- ------------------------------------------------------------------------------------------------------------------------------------
              Total expenses                             378,645            2,655,174                   --              3,033,819
- ------------------------------------------------------------------------------------------------------------------------------------
Net loss                                                $(19,780)          $ (324,000)            $     --             $ (343,780)
====================================================================================================================================
Net loss per share                                      $     --                                                       $     (.04)
====================================================================================================================================
Weighted average common shares
   outstanding                                         4,108,200                                                    [3] 8,208,200
====================================================================================================================================

                                   See accompanying notes to pro forma condensed
                                              consolidated financial statements.

                                                            Prime Cellular, Inc.

                                          Notes Pro Forma Condensed Consolidated
                                                            Financial Statements
                                                                     (Unaudited)
================================================================================

1. To record issuance of 4,100,000 shares of Prime Cellular, Inc. common stock to acquire Bern Communications, Inc. (formerly Bern Associates, Inc.). As discussed in the introduction section, the acquisition was recorded as a reverse acquisition.


2.                            To eliminate intercompany loan.



3. Represents the weighted average number of shares of Prime Cellular, Inc. plus the 4,100,000 shares issued to the stockholders of Bern Communications, Inc. (formerly Bern Associates, Inc.).